CORAL
CAPITAL SOLUTIONS

September 14, 2009

Janon Costley, CEO
Kappa North America
525 7th Avenue, Suite 501
New York, NY 10018

Dear Janon,

Further to our conversation concerning receivables that can't be credit approved at this time, this letter agreement will amend that certain Factoring Agreement dated as of June 30, 2009 by and between Coral Capital Solutions, LLC and Kappa North America, Inc. (the "Factoring Agreement").

By executing this letter agreement the parties to the Factoring Agreement agree to amend the Factoring Agreement by adding the following provision as Section 1.5 of the Factoring Agreement:

"1.5 Non-Credit Risk Receivables. With respect to Receivables arising from sales to Account Debtors determined by Purchaser in its sole discretion (collectively, the "Non-Credit Risk Receivables"), Purchaser and Seller agree that Purchaser may purchase such Non-Credit Risk Receivables without assuming the Credit Risk in any amount with respect to the Non-Credit Risk Receivables and if Purchaser agrees to purchase any Non-Credit Risk Receivables, Seller shall sell and assign the same to Purchaser with full recourse to Seller in the event of nonpayment thereof for any reason whatsoever. Except as otherwise provided in this Section 1.5 with respect to the non-assumption of Credit Risk by Purchaser with respect to the Non-Credit Risk Receivables, the Non-Credit Risk Receivables shall otherwise be treated as Approved Receivables under the Factoring Agreement."

No other revisions or changes are made to the Factoring Agreement.

Sincerely,

Rishi Kumar, CEO

Accepted and Agreed as of the date above

____
Janon Costley, CEO

CORAL
CAPITAL SOLUTIONS

The undersigned is a guarantor of all present and future obligations of Seller to Purchaser. The undersigned hereby acknowledges the terms and conditions of this first amendment to the Factoring Agreement and reaffirms the validity guaranty dated June 8, 2009.

____
Janon Costley, Guarantor

The undersigned is a guarantor of all present and future obligations of Seller to Purchaser. The undersigned hereby acknowledges the terms and conditions of this first amendment to the Factoring Agreement and reaffirms the validity guaranty dated June 25, 2009.

____
Robert Lawand, Guarantor October 19, 2009

Coral Capital Solutions • 400 Broome Street • 11th Floor • New York • NY 10013
T: 212.219.0159 • F: 212.991.4951 • W: www. CoralCapitalSolutions.com